EXHIBIT 10(p)

DOE F 4600.1
(08-93)

                            U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD



Under the authority of Public Law       95-91  Department of Energy Organization
                                        Act of 1977 - 106-554 Small Business
                                        Reauthorization Act of 200?


and subject to legislation, regulations and policies applicable to (cite legislative program title): Small Business Innovation Research
-------------------------------------------------------------------------------
1. PROJECT TITLE

   Feasability of Cost Effective, Long Length, BSCCO 2212 Round Wires,
   for Very High Field Magnets, Beyond 12 Telsa at 4.2 Kelvin
-------------------------------------------------------------------------------
2. INSTRUMENT TYPE

/X/ GRANT      /_/ COOPERATIVE AGREEMENT
-------------------------------------------------------------------------------
3. RECIPIENT (Name, address, zip code, area code and telephone no.) Superconductive Components Inc.

   1145 Chesapeake Avenue

   Columbus                             OH 43212
   TEL NO. 614-486-0261
-------------------------------------------------------------------------------
4.  INSTRUMENT NO.
DE-FG02-ER83538
-------------------------------------------------------------------------------
5.  AMENDMENT NO.
    A000
-------------------------------------------------------------------------------
6.  BUDGET PERIOD
    FROM:  07/22/2002
    THRU:  04/21/2003
-------------------------------------------------------------------------------
7.  PROJECT PERIOD
    FROM:              THRU:
-------------------------------------------------------------------------------
8.  RECIPIENT PROJECT DIRECTOR (Name and telephone no.)
    Dr. Suvankar Sengupta
    614-486-0261
-------------------------------------------------------------------------------
9.  RECIPIENT BUSINESS OFFICER: (Name and telephone no.)
    Dan Rooney
    614-486-0261
-------------------------------------------------------------------------------
10. TYPE OF AWARD

/X/ NEW         /_/  CONTINUATION        /_/   RENEWAL
/_/ REVISION    /_/  SUPPLEMENT

-------------------------------------------------------------------------------
11. DOE PROJECT OFFICER (Name, address, telephone no.)
    Gerald J. Peters (SC-22)
    U.S. Department of Energy
    19901 Germantown Rd
    Germantown                DC  20874
 TEL No. 301-903-3233            FAX NO.
-------------------------------------------------------------------------------
12. ADMINISTERED FOR DOE BY (Name, address, telephone no.)
    David Ramirez
    U.S. Department of Energy
    9800 South Cass Avenue

    Argonne                         IL  60439
TEL NO. 630-252-2133              FAX NO. 630-252-5045
-------------------------------------------------------------------------------
13. RECIPIENT TYPE
    /_/ STATE GOV'T     /_/  INDIAN TRIBAL GOV'T     /_/    HOSPITAL
    /_/ LOCAL GOV'T     /_/  INSTITUTION OF          /_/    OTHER NONPROFIT
                             HIGHER EDUCATION               ORGANIZATION

   /X/  FOR PROFIT ORGANIZATION           /_/  INDIVIDUAL
   /X/  C     /_/   P   /_/   SP          /_/  OTHER (specify)
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATIONS DATA
--------------------------------------------------------------------------------
 a. Appropriation Symbol    b. B & R Number     c. FT/AFP/OC     d. CFA Number
--------------------------------------------------------------------------------
      89X0222.91              KM0000000         WA   CH    410         N/A
--------------------------------------------------------------------------------
15. EMPLOYER I.D. NUMBER

      31-1210318
--------------------------------------------------------------------------------
16. BUDGET AND FUNDING INFORMATION
--------------------------------------------------------------------------------
    a.  CURRENT BUDGET PERIOD INFORMATION
--------------------------------------------------------------------------------
(1)  DOE Funds Obligated This Action                                 $100,000.00
(2)  DOE Funds Authorized for Carry Over                             $      0.00
(3)  DOE Funds Previously Obligated in this Budget Period            $      0.00
(4)  DOE Share of Total Approved Budget                              $100,000.00
(5)  Recipient share of Total Approved Budget                        $      0.00
(6)  Total Approved Budget                                           $100,000.00
--------------------------------------------------------------------------------
            b.  CUMULATIVE DOE OBLIGATIONS
(1)  This Budget Period                                              $100,000.00
     [(Total of lines a.(1) and a.(3)]

(2)  Prior budget Periods                                            $      0.00

(3)  Project Period to Date                                          $100,000.00
     [(Total of lines b.(1) and b.(2)]
--------------------------------------------------------------------------------
17. TOTAL ESTIMATED COST OF PROJECT $___________________
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
--------------------------------------------------------------------------------
18. AWARD/AGREEMENT TERMS AND CONDITIONS
--------------------------------------------------------------------------------
    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations specify)  N/A
                                                --------------------------

                                                              (Date) -----------

    c. DOE Financial Assistance Rules, 10 CFR 600, as mentioned.
    d. Application/proposal dated 1/14/02, /X/ as submitted /_/ with changes as negotiated.
--------------------------------------------------------------------------------
19. REMARKS

    The following terms and conditions, attached hereto, are made a part hereof:

        a. General Terms and Conditions for DOE SBIR and STTR Grants (AUG 2001);

        b. Special Terms and Conditions for Financial Assistance Awards, coded SPRG-0202;

        c. Federal Assistance Reporting Checklist, Coded REV-APRIL 2002.

                                END OF AMENDMENT
--------------------------------------------------------------------------------
20. EVIDENCE OF RECIPIENT ACCEPTANCE


                /s/ DANIEL ROONEY                             8/2/02
--------------------------------------------------------------------------------
      (Signature of Authorized Recipient Official)            (Date)

                /s/ DANIEL ROONEY
--------------------------------------------------------------------------------
                      (Name)


                            President and CEO
--------------------------------------------------------------------------------
                                 (Title)

--------------------------------------------------------------------------------
21.  AWARDED BY:


                        /s/  PATRICIA J. SCHUNEMAN           7/29/02
--------------------------------------------------------------------------------
                                 (Signature)                  (Date)


Operations Division
Office of Acquisiton and Assistance
Contracting Officer
--------------------------------------------------------------------------------
                                 (Title)

DOE F-4620.3                                                          APPENDIX C
(09-90)
                           U.S. DEPARTMENT OF ENERGY
                  SMALL BUSINESS INNOVATIVE RESEARCH (SBIR) AND
                   SMALL BUSINESS TECHNOLOGY TRANSFER (STTR)
                            GRANT APPLICATION BUDGET
                             (Please Print or Type)

--------------------------------------------------------------------------------
FIRM NAME:
Superconductive Components, Inc.
--------------------------------------------------------------------------------

A. PERSONNEL (Employees)           ROLE IN PROJECT       EST. HOURS    HOURLY     FRINGE      TOTAL COST
                                                                        RATE     BENEFITS
   NAME
Dr. Suvankar Sengupta           Principal Investigator      180          41         10             9,180
Dr. Rao Revure                          Chemist             180          21          5             4,680
Tatyana Mishrova                   Characterization         120          19          5             2,880
J.R. Gaines, Jr.                     Technologist           100          41         10             5,100
                    SUBTOTAL                                                                      21,840
--------------------------------------------------------------------------------------------------------
B. CONSULTANTS                     ROLE IN PROJECT       EST. HOURS    HOURLY
   NAME
None                                  Consultant             n/a          n/a


--------------------------------------------------------------------------------------------------------
C. LEASED EQUIPMENT (Specify Time and Rate, or Other Basis)
   ITEM
None


--------------------------------------------------------------------------------------------------------
D. PURCHASED EQUIPMENT                                                            AMOUNT
   ITEM
None


--------------------------------------------------------------------------------------------------------
E. TRAVEL
One trip to OST, Carteret, NJ for PI and Technologist
airfare for two, with two hotel rooms for 1 night, 1 rental car day, meals and misc                2,300
--------------------------------------------------------------------------------------------------------
F. OTHER DIRECT COSTS
   1. Materials and Supplies         superconductive powder precursors, 10 kilos                   9,950
--------------------------------------------------------------------------------------------------------
   2. Publication Costs
--------------------------------------------------------------------------------------------------------
   3. Testing Services (include work at Government Installations)
--------------------------------------------------------------------------------------------------------
   4. Computer Services
--------------------------------------------------------------------------------------------------------
   5. Research Institution
--------------------------------------------------------------------------------------------------------
   6. Other Subcontracts               Oxford Superconducting Technologies                        30,000
--------------------------------------------------------------------------------------------------------
   7. Other
--------------------------------------------------------------------------------------------------------
TOTAL OTHER DIRECT COSTS                                                                          39,950
--------------------------------------------------------------------------------------------------------
G. TOTAL DIRECT COSTS (A through F)                                                               64,090
--------------------------------------------------------------------------------------------------------
H. INDIRECT COSTS (Specify Rate and Base)

Indirect costs at 150% of direct labor with fringes                                               32,760

      TOTAL INDIRECT COSTS                                                                        32,760
--------------------------------------------------------------------------------------------------------
I. TOTAL COSTS                                                                                    96,850
--------------------------------------------------------------------------------------------------------
J. FEE OR PROFIT                                                                                   3,150
--------------------------------------------------------------------------------------------------------
Subtotal (I plus J)                                                                              100,000
--------------------------------------------------------------------------------------------------------
K. COST SHARING (If any)
--------------------------------------------------------------------------------------------------------
L. TOTAL AMOUNT OF THIS REQUEST (Item I plus J minus K)                                          100,000
--------------------------------------------------------------------------------------------------------
M. Has any executive agency of the United States Government performed any review of your accounts of records in connection with any other grant or contract within the past year? __Yes  _X_No. If Yes, give name, address, and phone number of reviewing office and official:
--------------------------------------------------------------------------------------------------------
N. CORPORATE/BUSINESS AUTHORIZED REPRESENTATIVE - TYPED NAME AND SIGNATURE     DATE:   14 Jan '02
J. R. Gaines, Jr., Vice President
                                                     (Signature) /s/ J. R. Gaines, Jr.
--------------------------------------------------------------------------------------------------------

          SPECIAL TERMS AND CONDITIONS FOR FINANCIAL ASSISTANCE AWARDS

--------------------------------------------------------------------------------
The requirements of this attachment take precedence over all other requirements of this award found in regulations, the general terms and conditions, DOE orders, etc., except requirements of statutory law. Any apparent contradiction of statutory law stated herein should be presumed to be in error until the recipient has sought and received clarification from the Contracting Officer.
--------------------------------------------------------------------------------

1. PAYMENT OFFICE

   CR-54/CHO
   Accounts Payable Division
   U.S. Department of Energy
   P.O. Box 500
   Germantown, MD 20875-0500


2. FINANCE OFFICE

   U.S. Department of Energy
   Chicago Operations Office
   Office of Chief Financial Officer
   9800 South Cass Avenue
   Argonne, Illinois 60439


3  PAYMENT

   Payment under this award will be made by:

         / / Advance by Department of Treasury Automated Standard Application of
             Payments System (ASAP)

             The recipient shall request cash only as needed for immediate disbursements, shall report cash disbursements in a timely manner, and shall impose the same standards of timing and amount, including reporting requirements, on secondary recipients.

         /X/ Advance by Automated Clearing House (ACH)

         / / Reimbursement by ACH

             When requesting an advance or reimbursement payment via ACH, the recipient shall submit an original Request for Advance or Reimbursement, SF 270, the Payment Office specified in Section 1, above, and a copy of the SF 270 to the Contract Specialist specified in Block 12 of the Notice of Financial Assistance Award (DOE F 4600.1). The timing and amount of advance payment requests shall be as close as is administratively feasible to the actual disbursements. Such requests shall not be made in excess of reasonable estimates of cash outlays for a 30-day period.

             A completed "Automated Clearing House (ACH) Vendor Miscellaneous Payment Enrollment Form" must be on file with the Finance Office specified in Section 2, above prior to requesting any ACH payment.


4. DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS

   Notwithstanding any other provisions of this Agreement, including but not limited to FAR 31.205-31, when applicable, as incorporated by Financial Assistance Rule 600.127(a), the Government shall not be responsible for or have any obligation to the recipient for (i) Decontamination and/or Decommissioning (D&D) of any of the recipient's facilities, or (ii) any costs which may be incurred by the recipient in connection with the D&D of any of its facilities due to the performance of the work under this Agreement, whether said work was performed prior to or subsequent to the effective date of this Agreement.

5. FEDERALLY-OWNED PROPERTY

   If you acquire federally-owned property under this award whether fabricated, furnished or purchased with Capital Equipment Funds, then a listing of such property shall be submitted on DOE F 4300.3, Semi-Annual Summary Report of DOE-Owned Plant & Capital Equipment (P&CE), to the Contracting Officer within 45 days after August 31 of each year and within 30 days after the project period ends. The report must separately identify items which were fabricated, furnished or purchased with Capital Equipment funds under this award.

   Any Capital Equipment funds and the equipment to be purchased, fabricated, or furnished with such funds are indicated on Page No. 2 of the Notice of Financial Assistance Award.

6. NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND
   PRODUCTS-SENSE OF CONGRESS

   It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

7. NOTICE REGARDING UNALLOWABLE COSTS AND LOBBYING ACTIVITIES

   Recipients of financial assistance are cautioned to carefully review the allowable cost and other provisions applicable to expenditures under their particular award instruments. If financial assistance funds are spent for purposes or in amounts inconsistent with the allowable cost or any other provisions governing expenditures in an award instrument, the government may pursue a number of remedies against the recipient, including in appropriate circumstances, recovery of such funds, termination of the award, suspension or debarment of the recipient from future awards, and criminal prosecution for false statements.

   Particular care should be taken by the recipient to comply with the provisions prohibiting the expenditure of funds for lobbying and related activities. Financial assistance awards may be used to describe and promote the understanding of scientific and technical aspects of specific energy technologies, but not to encourage or support political activities such as the collection and dissemination of information related to potential, planned or pending legislation

          SPECIAL TERMS AND CONDITIONS FOR FINANCIAL ASSISTANCE AWARDS

8.  REPORTING

      Failure to comply with the reporting requirements contained in this award will be considered a material noncompliance with the terms of the award. Noncompliance may result in a withholding of future payments, suspension or termination of the current award, and withholding of future awards. A willful failure to perform, a history of failure to perform, or of unsatisfactory performance of this and/or other financial assistance awards, may also result in a debarment action to preclude future awards by Federal agencies.

9.  APPROPRIATIONS ACT RESTRICTIONS

      If the appropriation symbol contained in Block 14.a. of the Notice of Financial Assistance Award for this award is listed below, paragraph 9.a. is applicable to this award, otherwise paragraph 9.b. applies:

                    89X0213.91           89X0215.91
                    89X0234.91           89X0235.91

      a. Department of Interior and Related Agencies Appropriations Act:
         --------------------------------------------------------------

         1. Lobbying Restriction (Interior Act)
            -----------------------------------

            The awardee agrees that none of the funds obligated on this award shall be made available for any activity or the publication or distribution of literature that in any way tends to promote public support or opposition to any legislative proposal on which Congressional action is not complete. This restriction is in addition to those prescribed elsewhere in statute and regulation.

         2. Compliance With Buy American Act
            --------------------------------

            In accepting this aware, the recipient agrees to comply with sections 2 through 4 of the Act of March 3, 1933 (41 U.S.C. 10a-10c, popularly known as the "Buy American Act"). The recipient should review the provisions of the Act to ensure that expenditures made under this award are in accordance with it.

      b. Veterans Affairs and Housing and Urban Development, and Independent
         -------------------------------------------------------------------
         Agencies Appropriations Acts:
         ----------------------------

         Lobbying Restriction (Energy and Water Appropriations)
         ------------------------------------------------------

         The awardee agrees that none of the funds obligated on this award shall be expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other than to communicate to Members of Congress as described in 18 U.S.C. 1913. This restriction is in addition to those prescribed elsewhere in statute and regulation.

10. SUBMISSION OF SCIENTIFIC/TECHNICAL REPORTS

    Electronic Submission: Scientific/Technical reports must be submitted electronically via the DOE Energy Link System (E-Link) with the appropriate DOE Form 241 (See Federal Assistance Reporting Checklist, DOE F 4600.2). E-Link will allow you to complete the DOE F 241 online and then upload your report. It can be accessed at http://www.osti.gov/elink-2413.

    DOE Form 241.3, "U.S. Department of Energy (DOE), Announcement of Scientific and Technical Information (STI)": This form and instructions are available on E-Link. If there is any patentable material, protected data, or SBIR/STTR data in the report, the recipient must, consistent with the data protection provisions of the grant, clearly identify patentable or protected data on each page of the report, identify such material on the cover of the report, and mark the appropriate blocks in Section K of the DOE F 241.3. Other than patentable material, protected data, or SBIR/STTR data, reports must not contain any proprietary data (limited rights data), classified information, information subject to export control classification, or other information not subject to release. Protected data is specified technical data, first produced in the performance of the award, that is protected from public release for a period of time by the terms of the award agreement.

    Electronic Format: Reports must be submitted in the ADOBE PORTABLE DOCUMENT FORMAT (PDF) and be one integrated PDF file that contains all text, tables, diagrams, photographs, schematic, graphs, and charts. E-Link can provide more details about converting a file to PDF. Materials, such as prints, videos, and books, that are essential to the report but cannot be submitted electronically, should be sent to the Contracting Officer at the address listed in Block 12 of the Notice of Financial Assistance Award.


                                     2 of 2


DOE F 4600.2                                                    U.S. DEPARTMENT OF ENERGY
(10/01)                                                  FEDERAL ASSISTANCE REPORTING CHECKLIST
All Other Editions Are Obsolete                 For instructions see FAL Management of Report Deliverables

------------------------------------------------------------------------------------------------------------------------------------
1. Identification Number:         2. Program/Project Title:
      DE-FG02-02ER83538              Feasability Of Cost Effective, Long Length, Bscco 2212 Round Wires For Very
                                     High Field Magnets Beyond 12 Tesla At 4.2 Kelvin

------------------------------------------------------------------------------------------------------------------------------------
3. Recipient:
Superconductive Components, Inc., 1145 Chesapeake Avenue, Columbus, OH 43212

------------------------------------------------------------------------------------------------------------------------------------
4. Reporting Requirements:                                         Frequency            No.of Copies          Addressees
                                                              ----------------------------------------------------------------------
MANAGEMENT REPORTING

[X] Progress Report (Informal Technical Report)                    S (Phase II Only)          1            See NFAA, Block 11

[ ] Special Status Report(see Special Instructions)

SCIENTIFIC/TECHNICAL REPORTING
(Reports/Products must be submitted with appropriate DOE F 241. The
241 forms are available at www.osti.gov/elink.)

     Report/Product                           Form             F (See Notes 5.a. & d. below)
[X] Final Scientific/Technical Report      DOE F 241.3

[ ] Conference papers/proceedings*         DOE F 241.3

[ ] Software/Manual                        DOE F 241.4

[ ] Other(see special instructions)        DOE F 241.3

*Scientific and technical conferences only

FINANCIAL REPORTING

[ ] SF-269, Financial Status Report

[X] SF-269A, Financial Status Report (Short Form)              F (See Notes 5.b. & d. below)  2            See NFAA Block 12

[ ] SF-272, Federal Cash Transactions Report

CLOSEOUT REPORTING

[X] Final Invention and Patent Report                            F (See Note 5.c. below)      2            See NFAA Block 12

[X] Property Certification                                       F (See Note 5.c. below)      2            See NFAA Block 12

[X] Other (see Special Instructions)                             F (See Note 5.c. below)      2            See NFAA Block 12

OTHER REPORTING

[ ] Other (see Special Instructions)
------------------------------------------------------------------------------------------------------------------------------------
FREQUENCY CODES AND DUE DATES:

     A - Within 5 calendar days after events or as specified.

     F - Final; 90 calendar days after expiration or termination of the award. (See Note 5.d. below)

     Y - Yearly; 90 days after the end of the reporting period.

     S - Semiannually; within 30 days after the end of the reporting period.

     Q - Quarterly, within 30 days after the end of the reporting period.
------------------------------------------------------------------------------------------------------------------------------------

5. Special Instructions:            SBIR/STTR-PHASES I AND II
                                    -------------------------

NOTES
-----

a. Scientific/Technical Reporting: All scientific/technical reports must be submitted electronically via the DOE Energy Link System (E-Link) which can be accessed at http://www.osti.gov/elink-2413. For further guidance regarding electronic submission requirements, refer to the provision entitlted "Submission of Scientific/Technical Reports.

    The Final Technical Report shall contain a comprehensive, cumulative, and substantive summary of the progress and significant accomplishments achieved, including a statement of project objectives, the work carried out, the results obtained, and an estimate of technical and economic feasibility. The Final Technical Report shall be marked in accordance with the clause entitled "Rights in Data - SBIR/STTR Program" of the grant.

    The Final Technical Report shall include a single page summary as the first page identifying the purpose of the research, a brief description of the research carried out, the research findings or results, and potential applications of the research. This summary may be published by the DOE and should not contain proprietary information.

b. Financial Status Report: A Final Financial Status Report is required at the end of Phase I. If a Phase I award continues into Phase II, a second Final Financial Status Report is required 90 days after the Phase II Project Period ends for costs associated with Phase II only.

c. Closeout Reporting: Patent Certification (OMB No. 1902-0121); Financial Assistance Property Certification (AA-88); SBIR Final Technical Report Data Determination Form (SBIR-4) or STTR Final Technical Report Data Determination Form (STTR-4), as applicable; and a Final Schedule of Costs By Element (AA-135) (Phase II only) are required. DOE will provide detailed closeout reporting instructions to the recipient by letter upon award expiration.

d.  Final Reports: For submission of Final Reports, "90 calendar days after expiration" of the award is defined as:
                   - 90 days after the Phase I Project Period ends if a Phase II application was not submitted; or
                   - 90 days after DOE notification to the recipient of
                     non-selection for a Phase II award if a Phase II application was submitted; or
                   - 90 days after the Phase II Project Period ends.

                        GENERAL TERMS AND CONDITIONS FOR
                            DOE SBIR AND STTR GRANTS

                                TABLE OF CONTENTS

GENERAL TERMS AND CONDITIONS APPLICABLE TO PHASE I AND PHASE II GRANTS

NO. TITLE
--- -----

1.  EXPLANATION
2.  GRANTEE ADHERENCE TO GRANT TERMS AND CONDITIONS
3.  DEFINITIONS
4.  GRANTEE SUBMISSIONS INCLUDING PRIOR APPROVAL REQUESTS
5.  ALLOWABLE COSTS/APPLICABLE COST PRINCIPLES
6.  PAYMENT
7.  PREAWARD COSTS
8.  REPORTING REQUIREMENTS
9.  COST SHARING
10. EXTENSIONS
11. MAXIMUM DEPARTMENTAL OBLIGATION
12. PROPERTY
13. PRINCIPAL INVESTIGATOR OR DESIGNATED KEY PERSONNEL
14. CHANGES IN OBJECTIVES OR SCOPE
15. TRANSFER OF SUBSTANTIVE PROGRAMMATIC EFFORT
16. RESEARCH EFFORT
17. SOLE SOURCE PROCUREMENT
18. FOREIGN TRAVEL
19. CONSULTANT SERVICES
20. PAPERWORK REDUCTION
21. GENERALLY APPLICABLE REQUIREMENTS
22. NONDISCRIMINATION
23. PUBLIC ACCESS TO INFORMATION
24. ACKNOWLEDGMENT OF SUPPORT
25. NATIONAL SECURITY: CLASSIFIABLE RESULTS ORIGINATING UNDER AN AWARD
26. SUSPENSION AND TERMINATION
27. INTEREST
28. AUTHORIZATION AND CONSENT
29. NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
30. PATENT RIGHTS

                        GENERAL TERMS AND CONDITIONS FOR

                            DOE SBIR AND STTR GRANTS

                                TABLE OF CONTENTS


GENERAL TERMS AND CONDITIONS APPLICABLE TO PHASE I AND PHASE II GRANTS

NO. TITLE
--- -----

31. REPORTING OF ROYALTIES
32. ADDITIONAL DATA REQUIREMENTS
33. RIGHTS IN DATA - SBIR/STTR PROGRAM
34. RIGHTS TO APPLICATION DATA
35. OTHER RESEARCH SUPPORT
36. NOTIFICATION OF DELAY
37. FEE

GENERAL TERMS AND CONDITIONS APPLICABLE TO PHASE I ONLY

1. FIXED OBLIGATION
2. PREAWARD COSTS

GENERAL TERMS AND CONDITIONS APPLICABLE TO PHASE II ONLY

1. REPORTING NON-FEDERAL SUPPORT

GENERAL TERMS AND CONDITIONS APPLICABLE TO PHASE I AND PHASE II GRANTS

1.       EXPLANATION.

         a. These general terms and conditions do not restate all the provisions of applicable statutes and regulations, nor do they represent an exhaustive listing of all requirements applicable to this grant. Rather, they highlight and are consistent with those requirements which are especially pertinent to research grants in general. They are emphasized by inclusion here because: (1) they are invoked with high frequency; (2) their violation is a matter of especially serious concern (e.g., use of human subjects); (3) restating them in the research context will allow them to be more easily understood by the research community.

         b. In addition to these general terms and conditions, the grantee must comply with all governing requirements, including those identified in block 18 of DOE F 4600.1, "Notice of Financial Assistance Award," (NFAA) and those included in the "Special Terms and Conditions" attached to this grant award.

2. GRANTEE ADHERENCE TO GRANT TERMS AND CONDITIONS.

         a. The grantee's signature on the NFAA signifies the grantee's agreement to all terms and conditions of the award. Should the grantee believe modification of any of the terms and conditions of this award is necessary, an authorized official of the grantee organization or, in the case of an individual, the grantee, must submit a written request on its own behalf or on behalf of any subgrant recipient or applicant for prior approval of the Contracting Officer named in block 21 of the NFAA.

         b. Following this procedure is very important because many of the terms and conditions of the grant are required by statute and must be enforced by the Department of Energy.

3.       DEFINITIONS.

         a. Contracting Officer. This may be any Contracting Officer of the awarding office. The terms, "the Contracting Officer named on the face page of this award," "the Contracting Office," and "a DOE Contracting Officer" refer to this person as well. The address to be used in corresponding with the Contracting Officer is that appearing in block 12 of the NFAA.

         b. Grant Administrator. This individual is named in block 12 of the NFAA.

         c. Principal Investigator. As used herein, the scientist or other programmatic expert named in block 8 of the NFAA, designated by the grantee organization to direct the scientific/technical efforts being supported.

         d. Prior Approval. A statement in writing, signed by the Contracting Officer, that a cost may be incurred or an action may be taken. The approval may take the form of a letter or an amendment to the grant. If actions or costs requiring prior approval are specified in the application and are not expressly disapproved by DOE in the attached "Special Terms and Conditions," the award of the grant constitutes such prior approval.

         e. Program Manager. The DOE Headquarters line manager in charge of the SBIR/STTR program. The Program Manager's address is:

                  U.S. Department of Energy
                  SC-32
                  19901 Germantown Road
                  Germantown, MD 20874-1290

4.       GRANTEE SUBMISSIONS INCLUDING PRIOR APPROVAL REQUESTS.

         All grantee submissions (applications, reports, and requests, including prior approvals) are to be addressed to the grant administrator except as otherwise specified in writing by an authorized DOE official as determined by the Contracting Officer.

         All requests for prior approval must be signed by an individual who is authorized to act for the grantee organization. The signature of the principal investigator (unless also a corporate officer or otherwise authorized) is insufficient to obtain action on a prior approval request, although countersignature by the principal investigator is not discouraged. Requests for budget revisions shall be made using the same budget format as used in applying for the grant and must be supported by a narrative justification. Other prior approval requests may be made by letter.

5.       ALLOWABLE COSTS/APPLICABLE COST PRINCIPLES.

         a. In accordance with the applicable cost principles cited below, the allowable costs of this grant shall consist of the actual allowable direct costs incident to performance of the project, plus the allocable portion of the allowable indirect costs, if any, of the organization, less applicable credits. The allowable costs shall not exceed the amount shown on the face page of this award for the total approved budget for the current budget period (line 16.a.(6) of the NFAA).

         b. The allowability of costs for work performed under this grant and any subsequent subaward will be determined in accordance with the Federal cost principles applicable to the grantee or subrecipient in effect on the date of award or the date of the subaward, except as modified by other provisions of this grant or the subaward. The grantee or subrecipient shall specify in any cost-reimbursement contract under the grant or subaward the applicable cost principles cited in this provision that apply to the contractor.

         c. The Federal cost principles applicable to specific types of grantees, subrecipients, and contractors under grants and subawards are as follows:

                  (1) Institutions of Higher Education. Office of Management and Budget (OMB) Circular A-21, "Cost Principles For Educational institutions," is applicable to both public and private colleges and universities.

                  (2) State and Local Governments and Indian Tribal Governments. OMB Circular A-87, "Cost Principles for State and Local Governments," is applicable to State, local, and Indian tribal governments.

                  (3) Hospitals. Title 45 CFR Part 74, Appendix E, "Principles for Determining Costs Applicable to Research and Development under Grants and Contracts with Hospitals, "applies to nonprofit and for-profit hospitals.

                  (4) Other Nonprofit Organizations and Individuals. OMB Circular A-122, "Cost Principles for Nonprofit Organizations," applies to nonprofit organizations and individuals, except for those specifically exempted by the terms of the circular or those nonprofit organizations and individuals covered by the cost principles cited elsewhere in this term.

                  (5) Commercial Firm and Certain Nonprofit Organizations. Title 48 CFR Subpart 31.2, "Contracts with Commercial Organizations," as supplemented by 48 CFR Subpart 931.2, applies to those nonprofit organizations not covered by OMB Circular A-122, and to all commercial organizations.

6.       PAYMENT.

         a. Payments under this award will be made by an advance payment method unless DOE determines that the grantee's financial management system does not meet the requirements of 10 CFR 600.120 through 600.122 or the grantee has not maintained or demonstrated the willingness and ability to maintain procedures that will minimize the time elapsing between transfer of funds from the U.S. Treasury and their disbursement for grant-related purposes.

         b. The appropriate advance payment method or the reimbursement method, and the cognizant payment and finance offices, are specified in the attached "Special Terms and Conditions."

         c. Advances by the grantee to subgrantee and contractor organizations must conform substantially to the same standards of time and amount that govern advances made by the Federal government to the grantee. Excess cash advances erroneously withdrawn from the U.S. Treasury shall be promptly refunded to DOE unless the funds will be disbursed within 7 calendar days or the amount is less than $10,000 and will be disbursed within 30 calendar days.

         d. Interest earned on advance payments to other than State governments or their subgrantees shall be reported on SF-272, "Report of Federal Cash Transactions," and promptly remitted to the cognizant Contracting Officer by check payable to the Department of Energy (unless otherwise specified in the attached "Special Terms and Conditions").

         e. Should full funding not be provided by DOE to the grantee for any budget period, and two or more increments of funding are provided by DOE during the budget period, payments by DOE shall not, in the aggregate, exceed the cumulative amount obligated by DOE in block 16.b.(3) of the NFAA.

7. PREAWARD COSTS.

         Recipients may incur preaward costs up to ninety (90) days prior to the effective date of an award. Preaward costs for periods preceding 90 days prior to the effective date of the award are allowable only if approved in writing, prior to incurrence, by a DOE Contracting Officer. Any preaward expenditures (including those made after DOE approval) are made at the recipient's risk and do not impose any obligation on the DOE.

8.       REPORTING REQUIREMENTS.

         a. Attached to the grant award is a completed DOE F 4600.2, "Federal Assistance Reporting Checklist," which lists the reports required under the grant. (See 10 CFR 600.151 and 600.152 for general reporting requirements.)

         b. Phase I grantees applying for Phase II grant support shall summarize their Phase I results to date in their application. This summary shall be in lieu of a separate, final, Phase I performance report only for grantees applying for Phase II. The depth of detail of the summary should be sufficient to allow Phase II grant application reviewers to assess the extent to which the Phase I objectives were achieved. All other Phase I and Phase II grantees shall prepare a final technical report in accordance with paragraph a., above, upon completion or termination of the project. The final technical report shall be prepared in accordance with the applicable program rule cited on the face page of the award or, in the absence of such program rule coverage, in accordance with the technical reporting format specified in 10 CFR 600.151.

         c. Instructions concerning reports to be submitted in conjunction with this award will be provided to the grantee at the time of the award.

9.       COST SHARING.

         a. As shown on the face page of the award, any cost sharing shall defray only the allowable costs of the project in accordance with the statutes, regulations, applicable cost principles, and other terms and conditions governing the award. Cost sharing contributions may be incurred either as direct or indirect costs, and include cash or in-kind contributions by the grantee, its subgrantees, or contractors. The cost sharing may be in any allowable budget category or combination of categories. When a direct cost item represents some or all of the non-Federal contribution, any associated indirect costs may not be charged to Federal funds but may be counted as part of the cost sharing. The classification of contributed costs as direct or indirect must be consistent with the classification of similar items charged to DOE funds.

         b. Valuation of in-kind contributions and documentation of cost sharing shall be in accordance with 10 CFR 600.123.

10.      EXTENSIONS.

         Grantee requests for extensions of time on the grant must be submitted for approval to the Contracting Officer prior to the expiration date of the budget period to which the extension is to apply, in accordance with 10 CFR 600.181.

11.      MAXIMUM DEPARTMENTAL OBLIGATION.

         DOE's maximum obligation to the recipient is the amount shown in block 16.b.(3) of the NFAA. DOE shall not be obligated to make any additional, supplemental, continuation, renewal or other award for the same or any other purpose.

12.      PROPERTY.

         a. Real and Tangible Personal Property.
            ------------------------------------

            (1) No real property may be acquired under this award.

            (2) Equipment and supplies acquired by the grantee with Federal funds: The grantee shall be accountable for equipment with a unit acquisition cost of $5,000 or more acquired under this grant as specified in 10 CPR 600.130
- 10 CFR 600.134. Unused supplies exceeding $5,000 in aggregate current fair market value shall be accounted for after the end of the project period, during closeout of the award. In this case, DOE shall be compensated in an amount computed in accordance with section 600.135(a) if the supplies are retained for use on non-Federal activities.

            (3) Title to equipment purchased under this award lies with the government. It may be transferred to the grantee where such transfer would be more cost effective than recovery of the property by the government.

            (4) All grantees shall follow property management policies and procedures that provide for adequate control of the acquisition and use of the assets acquired under the grant.

         b. Intangible Property. (See Terms 28 through 34.)
            --------------------

13.      PRINCIPAL INVESTIGATOR OR DESIGNATED KEY PERSONNEL.

         a. The principal investigator is named in Block 8 of the NFAA. Other key personnel, if any, are listed in the attached "Special Terms and Conditions."

         b. Since the DOE decision to fund a project is based, to a significant extent, on the qualifications and level of participation of the principal investigator or of the level of effort of the principal investigator is considered a change in the approved project. There shall be only one principal investigator at any one time during the performance of this grant. Departmental approval must be obtained prior to any change of the principal investigator or, in certain cases, others who have been identified as key personnel in the "Special Terms and Conditions" of the grant. In addition, any absence of the principal investigator or plans for the principal investigator to become substantially less involved in the project than was indicated in the approved grant application requires Departmental approval. The grantee is encouraged to contact DOE immediately upon becoming aware that any of these changes are likely to be proposed, but in any event must do so and receive Departmental approval before effecting any such change.

         c. The recipient represents that it is the primary source of employment of the principal investigator at the time of the award of this grant, and agrees it will continue to be such during the project period of the grant. Additionally, the principal investigator is expected to devote a considerable part of his or her time to the project, in no case less than 5 hours (average) per week, for the duration of the project.

         "Primary employment" means that more than one-half of the principal investigator's time, but no less than 20 hours (average) per week, is spent in the employment of the small business and that the principal investigator is not employed full time by any other entity.

14.      CHANGES IN OBJECTIVES OR SCOPE.

         Any change in the objective or scope of a grant-supported project requires the prior approval of DOE. This includes changes in the phenomenon or phenomena under study and in the methodologies or experiments if they are a specific objective of the research work as stated in the application approved by DOE.

15.      TRANSFER OF SUBSTANTIVE PROGRAMMATIC EFFORT.

         None of the substantive effort of the project may be transferred by contract or subgrant to another organization or person without the prior approval of DOE. This provision does not apply to the procurement of equipment, supplies, materials, or general support services; these services may, however, be subject to other prior approval requirements (e.g., those found in the applicable cost principles or procurement standards).

16.      RESEARCH EFFORT.

         For both SBIR and STTR, there are requirements on the amount of the funded research or analytical effort that must be performed by the small business. The funded research or analytical effort is defined as the total requested funding minus the cost of any purchased or leased equipment, materials, or supplies (whether purchased by the grantee or a subcontractor). These requirements are:

         a. SBIR:

            (1) Phase I: A minimum of two-thirds of the funded research or analytical effort must be performed by the grantee; a maximum of one-third of the effort may be performed by consultants or subcontractors.

            (2) Phase II: A minimum of one-half of the research and analytical effort of Phase II must be performed by the grantee; up to one-half of the research or analytical effort may be performed by consultants or subcontractors.

         b. STTR:

            (1) Phase I: A minimum of 40% of the work must be performed by the small business and at least 30% of the work must be performed by the non-profit research institution partner. Such institutions include Federally funded research and development centers, universities, teaching hospitals, and other non-profits. A minimum of 40% of the funding, excluding any purchased or leased equipment, materials, and supplies, must be allocated to the small business; a minimum of 30% of the funding, excluding any purchased or leased equipment, materials, and supplies, must be allocated to the research institution.

            (2) Phase II: The same as STTR Phase I.

17.      SOLE SOURCE PROCUREMENT.

         A grantee must receive prior approval from DOE before entering into any sole-source contract or contract in which only one bid or proposal is received, when the aggregate value of the contract is expected to exceed $100,000.

18.      FOREIGN TRAVEL.

         Foreign travel is not an appropriate expense for SBIR and STTR projects.

19.      CONSULTANT SERVICES.

         Costs of consultant services are allowable in accordance with the applicable cost principles. These principles include the requirement that the consultant not be an employee of the grantee organization; the one exception to this requirement applies to colleges and universities.

20.      PAPERWORK REDUCTION.

         a. The award is subject to the requirements of the Paperwork Reduction Act of 1980 as implemented by the Office of Management and Budget rules, "Controlling Paperwork Burdens on the Public" published as 5 CFR 1320 (48 FR 13666, 3-31-83). These requirements apply if the grantee will collect information from ten or more respondents at the specific request of DOE, or if the award requires specific DOE approval of the information collection or the collection procedures.

         b. The grantee shall submit any proposed sponsored information collection under paragraph a. of this term to the Contracting Officer named on the NFAA. The proposal shall be submitted at least 120 days prior to the intended date of information collection. DOE will seek the requisite approval from the Office of Management and Budget and will promptly notify the grantee of the disposition of the request.

21.      GENERALLY APPLICABLE REQUIREMENT.

         In accordance with 10 CFR 600.12, this grant is subject to a number of statutory and other generally applicable requirements. Those requirements most pertinent to research projects are highlighted below:

         a. Research Involving Vertebrate Animals. Any recipient performing research on vertebrate animals shall comply with the Laboratory Animal Welfare Act of 1966, as amended (7 U.S.C. 2131 et seq.), and the regulations promulgated thereunder by the Secretary of Agriculture (9 CFR) pertaining to the care, handling, and treatment of vertebrate animals held or used for research, teaching, or other activities supported by Federal awards. The recipient is expected to ensure that the guidelines described in Department of Health and Human Services (DHHS) Publication No. (NIH) 85-23, "Guide for the Care and Use of Laboratory Animals," are followed and to comply with the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research and Training (included as an Appendix to the NIH Guide).

         b. Research Involving Recombinant DNA Molecules. Any grantee performing research involving recombinant DNA molecules and/or organisms and viruses containing recombinant DNA molecules agrees by acceptance of this grant to comply with the National Institutes of Health "Guidelines for Research Involving Recombinant DNA Molecules," 6-83 (48 FR 24556) or such later revision to those guidelines as may be published in the Federal Register.

         c. Use of Human Subjects in Research, Development, and Related Activities. Any DOE grantee performing research, development, or related activities involving human subjects must comply with regulations found at 10 CFR
Part 745, "Protection of Human Subjects," and any additional provisions which may be included in the "Special Terms and Conditions" of the grant. Such provisions are intended to safeguard the rights and welfare of human subjects at risk of possible physical, psychological, or social injury as a consequence of their participation.

22.      NONDISCRIMINATION.

         The grant is subject to the provisions of 10 CFR 1040, Nondiscrimination in Federally Assisted Programs.

23.      PUBLIC ACCESS TO INFORMATION.

         a. The Freedom of Information Act, as amended, and the DOE implementing regulations (10 CFR 1004), require DOE to release certain documents and records regarding grants to any person who provides a written request. The intended use of the information will not be a criterion for release. These requirements apply to information held by DOE and do not require grantees, their subgrantees, or their contractors to permit public access to their records.

         b. Records maintained by DOE with respect to grants are subject to the provisions of the Privacy Act and the DOE implementing regulations (10 CFR 1008) if those records constitute a "system of records" as defined in the Act and the regulations. Generally, records maintained by grantees, their subgrantees, or their contractors are not subject to these requirements.

24.      ACKNOWLEDGMENT OF SUPPORT.

         Publication of the results of the grant is encouraged subject to any applicable restrictions in 10 CFR 600.27, Patent and data provisions. Any article published shall include an acknowledgment that the research was supported, in whole or in part, by a DOE grant (with the grant number) and a statement that such support does not constitute an endorsement by DOE of the views expressed in the article.

25.      NATIONAL SECURITY: CLASSIFIABLE RESULTS ORIGINATING UNDER AN AWARD

         a. The awardee will not be granted access to classified information. In addition, DOE does not expect that this research will generate information that would require classification. Under certain circumstances, however, a classification review of information originated tinder the award may be required.

         b. Executive Order 12958 (60 Fed. Reg. 19,825 (1995)) states that basic scientific research information not clearly related to the national security may not be classified. Nevertheless, some information concerning (among other things) scientific, technological, or economic matters relating to national security or cryptology may require classification. If an awardee originates information during the course of this award that it believes requires classification under this Executive Order, the awardee must promptly:

            (1) Notify the Contracting Officer and the DOE Project Officer;

            (2) Submit the information by registered mail directly to the Director, Office of Nuclear and National Security Information, SO-22; U.S. Department of Energy; P.O. Box A; Germantown, MD 20875-0963, for classification review.

            (3) Restrict access to the information to the maximum extent possible until the awardee is informed that the information is not classified, but no longer than thirty (30) days after receipt by the Director, Office of Nuclear and National Security Information.

         c. If the awardee originates information concerning the production or utilization of special nuclear material (i.e., plutonium, uranium enriched in the isotope 233 or 235, and any other material so determined under section 151 of the Atomic Energy Act) or atomic energy, the awardee must:

            (1) Notify the Contracting Officer and the DOE Project Officer.

            (2) Submit the information by registered mail directly to the Director, Office of Nuclear and National Security Information, SO-22; U.S. Department of Energy; P.O. Box A; Germantown, MD 20875-0963 for classification review within 180 days of the date the awardee first discovers or first has reason to believe that the information is useful in such production or utilization.

            (3) Restrict access to the information to the maximum extent possible until the awardee is informed that the information is not classified, but no longer than 90 days after receipt by the Director, Office of Nuclear and National Security Information.

         d. If DOE determines any of the information requires classification, the awardee agrees that the Government may terminate the award by mutual agreement in accordance with 10 CFR 600.25(d). If the award is terminated, all material deemed to be classified must be forwarded to the DOE, in a manner specified by DOE.

         e. If DOE does not respond within the specified time periods, the awardee is under no further obligation to restrict access to the information.

26.      SUSPENSION AND TERMINATION.

         a. Under the provisions of 10 CFR 600.25 and 600.161, DOE may suspend or terminate the award, in whole or in part (1) when the grantee has materially failed to comply with the terms and conditions of the award or (2) for any reason by mutual agreement between DOE and the grantee upon the request of either party.

         b. Normally, DOE action to suspend or terminate an award for cause will be taken only after DOE has informed the grantee of any deficiency on its part and given the grantee an opportunity to correct it. However, DOE may immediately suspend or terminate the award without prior notice when it believes such action is necessary to protect the interests of the Government.

         c. No costs incurred during a suspension period or after the effective date of a termination will be allowable, except those costs which, in the opinion of DOE, the grantee could not reasonably avoid or eliminate or which were otherwise authorized by the suspension or termination notice, provided such costs would otherwise be allowable under the terms of the award and the applicable Federal cost principles.

         d. Final allowable costs under a termination settlement shall be in accordance with the terms of the award, including this term, and the appropriate Federal cost principles. In no event will the total of payments under a terminated award exceed the amount obligated by DOE or the DOE pro rata share when cost-sharing was required, whichever is less.

         e. Within 90 days after the termination of the grant, the grantee shall submit any final financial, performance, and other reports required by the terms and conditions of the award. (See 10 CFR 600.151 and 600.152.)

         f. A notice of termination other than by mutual agreement may be subject to review according to the provisions of 10 CFR 600.22, Disputes and appeals.

27.      INTEREST.

         The requirements of this paragraph are not applicable when the Contracting Officer affirmatively determines that its inclusion would not be in the best interests of the Government.

         a. Notwithstanding any other term or condition of the grant, all amounts that become payable by the recipient to the Government under the grant shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury (Secretary) as provided in Section 11 of the Debt Collection Act of 1982 (31 U.S.C. 3717), 10 CFR 600.173, which is applicable to the period in which the amount becomes due, as provided in paragraph b. below, and then at the rate applicable for each 3-month period as fixed by the Secretary until the amount is paid.

         b. Amounts shall be due at the earliest of the following dates:

            (1) The date fixed under the grant.

            (2) The date of the first written demand for payment consistent with the grant, including any demand resulting from a termination.

            (3) The date the Government transmits to the recipient a proposed agreement to confirm completed negotiations establishing the amount of debt.

         c. The interest charge made under this provision may be reduced in accordance with the procedures prescribed in 4 CFR 102.13 or in accordance with agency regulations in effect on the date of original award of the grant.

28.      AUTHORIZATION AND CONSENT.

         The Government hereby gives its authorization and consent for all use and manufacture of any invention described in and covered by a patent of the United States in the performance of this grant or any part hereof or any amendment hereto or any contracts and subgrants under the award at whatever tier.

29.      NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT.

         The provisions of this term shall be applicable only if the amount of this grant exceeds $10,000.

         a. The grantee shall report to the Contracting Officer, promptly and in reasonable written detail, each notice or claim of patent or copyright infringement based on the performance of this grant of which the grantee has knowledge.

         b. In the event of any claim or suit against the Government on account of any alleged patent or copyright infringement arising out of the performance of this grant or out of the use of any supplies famished or work or services performed hereunder, the grantee shall furnish to the Government when requested by the Contracting Officer, all evidence and information in possession of the grantee pertaining to such suit or claim. Such evidence and information shall be furnished at the expense of the Government except where the grantee has agreed to indemnify the Government.

         c. This term shall be included in all contracts and subgrants under the grant.

30.      PATENT RIGHTS.

         a. Definitions.
            ------------

            (1) "Invention" means any invention or discovery which is or may be patentable or otherwise protectable under Title 35 of the United States Code (U.S.C.) or any novel variety of plant which is or may be protected under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

            (2) "Subject Invention" means any invention of the grantee conceived or first actually reduced to practice in the performance of work under this grant, provided that in the case of a variety of plant the date of determination (as defined in section 44(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)) must also occur during the period of grant performance.

            (3) "Practical Application" means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

            (4) "Made" when used in relation to any invention means the conception or first actual reduction to practice of such invention.

            (5) "Small Business Firm" means a small business concern as defined in Section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standard for small business concerns involved in Government procurement and subcontracting, at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

            (6) "Nonprofit Organization" means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c) and exempt from taxation under Section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)) or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

            (7) "Patent Counsel" means the Department of Energy (DOE) Patent Counsel assisting the DOE contracting activity.

         b. Allocation of Principal Rights.
            -------------------------------

            (1) The grantee may retain the entire right, title and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the grantee retains title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

            (2) (Reserved)

         c. Invention Disclosure, Election of Title and Filing of Patent
            ------------------------------------------------------------
            Application By Grantee.
            -----------------------

            (1) The grantee will disclose each subject invention to the Patent Counsel within two months after the inventor discloses it in writing to grantee personnel responsible for patent matters. The disclosure to the Patent Counsel shall be in the form of a written report and shall identify the grant under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding, to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the Patent Counsel, the grantee will promptly notify the Patent Counsel of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the grantee.

            (2) The grantee will elect in writing whether or not to retain title to any such invention by notifying the Patent Counsel within two years of disclosure to the Patent Counsel. However, in any case where publication, on sale or public use has initiated the one-year statutory period wherein valid patent protection can still be obtained in the United States, the period for election of title may be shortened by Patent Counsel to a date that is no more than sixty days prior to the end of the statutory period.

            (3) The grantee will file its initial patent application on a subject invention to which it elects to retain title within one year after election of title or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The grantee will file patent applications in additional countries or international patent offices within either ten months of the corresponding initial patent application or six months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secretary Order.

            (4) Requests for extension of the time for disclosure to the Patent Counsel, election, and filing, under subparagraphs (1), (2), and (3) may, at the discretion of the Patent Counsel, be granted.

         d. Conditions When the Government May Obtain Title.
            ------------------------------------------------

         The grantee will convey to the DOE, upon written request, title to any subject invention:

            (1) If the grantee fails to disclose or elect title to the subject invention within the times specified in c. above, or elects not to retain title; provided that the DOE may only request title within 60 days after learning of the failure of the grantee to disclose or elect within the specified times;

            (2) In those countries in which the grantee fails to file patent applications within the times specified in c. above, provided, however, that if the grantee has filed a patent application in a country after the time specified in c. above prior to its receipt of the written request of the Patent Counsel, the grantee shall continue to retain title in that country; or

            (3) In any country in which the grantee decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in a reexamination or opposition proceeding, a patent on a subject invention.

         e. Minimum Rights to Grantee and Protection of the Grantee Right to
            -------------------------------------------------------------------
            File.
            -----

            (1) The grantee will retain a nonexclusive, royalty-free license throughout the world in each subject invention to which the Government obtains title except if the grantee fails to disclose the subject invention within the times specified in c. above. The grantee's license extends to its domestic subsidiaries and affiliates, if any, within the corporate structure of which the grantee is a part and includes the right to grant sublicenses of the same scope to the extent the grantee was legally obligated to do so at the time the grant was awarded. The license is transferable only with the approval of DOE except when transferred to the successor of the part of the grantee's business to which the invention pertains.

            (2) The grantee's domestic license may be revoked or modified by DOE to the extent necessary to achieve expeditious practical application of the subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions at 37 CFR 404 and 10 CFR 781. This license will not be revoked in that field of use or the geographical areas in which the grantee has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of DOE to the extent the grantee, its licensees, or its domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

            (3) Before revocation or modification of the license, DOE will furnish the grantee a written notice of its intention to revoke or modify the license, and the grantee will be allowed thirty days (or such other time as may be authorized by DOE for good cause shown by the grantee) after the notice to show cause why the license should not be revoked or modified. The grantee has the right to appeal, in accordance with 37 CFR 404 and 10 CFR Part 781, any decision concerning the revocation or modification of its license.

         f. Grantee Action to Protect the Government's Interest.
            ----------------------------------------------------

            (1) The grantee agrees to execute or to have executed and promptly deliver to the Patent Counsel all instruments necessary to:

                (a) Establish or confirm the rights the Government has throughout the world in those subject inventions to which the grantee elects to retain title, and

                (b) Convey title to DOE when requested under d. above and to enable the Government to obtain patent protection throughout the work in that subject invention.

            (2) The grantee agrees to require, by written agreement, its employees, other than clerical and nonclerical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the grantee each subject invention made under this grant in order that the grantee can comply with the disclosure provisions of c. above and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. The disclosure format should require, as a minimum, the information required by c.(l) above. The grantee shall instruct such employees through the employee agreements or other suitable educational programs on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to United States or foreign statutory bars.

            (3) The grantee will notify the Patent Counsel of any decision not to continue prosecution of a patent application, pay maintenance fees, or defend in reexamination or opposition proceeding on a patent, in any country not less than thirty days before the expiration of the response period required by the relevant patent office.

            (4) The grantee agrees to include, within the specification of any United States patent applications and any patent issuing thereon covering a subject invention, the following statement "This invention was made with Government support under (identify the grant) awarded by the Department of Energy. The Government has certain rights in this invention."

            (5) The grantee agrees to:

                (a) Upon request, provide a report prior to the closeout of the grant listing all subject inventions or stating that there were none;

                (b) Provide, upon request, a copy of the patent application, filing date, serial number and title, patent number and issue date for any subject invention in any country in which the grantee has applied for a patent; and

                (c) Provide upon request, but not more than annually, listings of all subject inventions which were disclosed to DOE during the applicable reporting period.

         g. Contracts and Subgrants under Grants.
            -------------------------------------

            (1) The grantee will include this clause, suitably modified to identify the parties in all contracts and subgrants under grants regardless of tier for experimental, developmental or research work to be performed by a small business firm or a domestic nonprofit organization. The lower tier recipient will retain all rights provided for the grantee in this clause, and the grantee will not as part of the consideration for awarding the contract or subgrant obtain rights in the lower tier recipient's subject inventions.

            (2) The grantee will include in all other contracts or subgrants, regardless of tier for experimental, developmental, demonstration, or research work this patent rights clause as appropriate, modified to identify the parties.

            (3) In the case of subcontracts, at any tier, DOE, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and DOE with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes Act in connection with proceedings under paragraph j. of this clause.

         h. Reporting on Utilization of Subject Inventions.
            -----------------------------------------------

         The grantee agrees to submit on request periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the grantee or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the grantee, and such other date and information as DOE may reasonably specify. The grantee also agrees to provide additional reports as may be requested by DOE in connection with any march-in-proceeding undertaken by DOE in accordance with paragraph j. of this clause. As required by 35 U.S.C. 202(c)(5), DOE agrees it will not disclose such information to persons outside the Government without permission of the grantee.

         i. Preference for United States Industry.
            --------------------------------------

         Notwithstanding any other provision of this term, the grantee agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject inventions in the United States unless such person agrees that any products embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States, However, in individual cases, the requirement for such an agreement may be waived by DOE upon a showing by the grantee or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

         j. March-in-rights.
            ----------------

         The grantee agrees that with respect to any subject invention in which it has acquired title, DOE has the right in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of DOE to require the grantee, an assignee or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the grantee, assignee, or exclusive licensee refuses such a request, DOE has the right to grant such a license itself if DOE determines that:

            (1) Such action is necessary because the grantee or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

            (2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the grantee, assignee, or their licensees;

            (3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the grantee, assignee, or licensee; or

            (4) Such action is necessary because the agreement required by paragraph I. of this term has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

         k. Special Provisions for Grants with Nonprofit-Organizations.
            -----------------------------------------------------------

         If the grantee is a nonprofit organization it agrees that:

            (1) Rights to a subject invention in the United States may not be assigned without the approval of DOE, except where such assignment is made to an organization which has as one of its primary functions the management of inventions, provided that such assignee will be subject to the same provisions as the grantee.

            (2) The grantee will share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (when DOE deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10.

            (3) The balance of any royalties or income earned by the grantee with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions, will be utilized for the support of scientific research or education, and

            (4) It will make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business firms and that it will give a preference to a small business firm when licensing a subject invention if the grantee determines that the small business firm has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business firms; provided that the grantee is also satisfied that the small business firm has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the grantee. However, the grantee agrees that the Secretary of Commerce may review the grantee's licensing program and decisions regarding small business applicants, and the grantee will negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary of Commerce's review discloses that the grantee could take reasonable steps to implement more effectively the requirements of this paragraph k.(4).

         l. Communications.
            ---------------

         The DOE central point of contact for communications or matters relating to this clause is the Patent Counsel.

31.      REPORTING OF ROYALTIES.

         If this grant is in an amount which exceeds $10,000 and if any royalty payments are directly involved in the grant or are reflected in the amount of the grant award, the grantee agrees to report in writing to the Patent Counsel (with notification by Patent Counsel to the Contracting Officer) during the performance of this grant and prior to its completion or final settlement, the amount of any royalties or other payments paid or to be paid by it directly to others in connection with the performance of this grant together with the names and addresses of licensors to whom such payments are made and either the patent numbers involved or such other information as will permit the identification of the patents or other basis on which the royalties are to be paid. The approval of DOE of any individual payments or royalties shall not stop the Government at any time from contesting the enforceability, validity or scope of, or title to, any patent under which a royalty or payments are made.

32.      ADDITIONAL DATA REQUIREMENTS.

         a. In addition to the data (as defined in the term entitled, "Rights in Data - SBIR/STTR Program" - or other equivalent included in this grant) specified elsewhere in this grant to be delivered, the Contracting Officer may, at any time during the project period or within 3 years of closeout of the grant, order any data first produced or specifically used in the performance of this grant.

         b. The "Rights in Data - SBIR/STTR Program" term or other equivalent included in this grant is applicable to all data ordered under this "Additional Data Requirements" term. Nothing contained in this term shall require the grantee to deliver any data the withholding of which is authorized by the "Rights in Data - SBIRSTTR Program" or other equivalent term of this grant, or data which are specifically identified in this grant as not subject to this term.

         c. When data are to be delivered under this term the grantee will be compensated for converting the data into the prescribed form for reproduction, and for delivery.

         d. The Contracting Officer may release the grantee from the requirement of this clause for specifically identified data items at any time during the 3-year period set forth in a. above.

33.      RIGHTS IN DATA - SBIR/STTR PROGRAM.

         a. Definitions.
            ------------

         "Computer software" as used in this term, means computer programs, computer databases, and documentation thereof.

         "Data" as used in this term, means recorded information, regardless of form or the media on which it may be recorded. The "Data" includes technical data and computer software. The "Data" does not include information incidental to grant administration, such as financial, administrative, cost or pricing or management information.

         "Form, fit and function data" as used in this term, means data relating to items, components, or processes that are sufficient to enable physical and functional interchangeability as well as data identifying source, size, configuration, matching and attachment characteristics, functional characteristics, and performance requirements except that for computer software it means data identifying source, functional characteristics, and performance requirements, but specifically excludes the source code, algorithm, process, formulae, and flow charts of the software.

         "Limited rights data" as used in this term, means data (other than computer software) developed at private expense that embody trade secrets or are commercial or financial and confidential or privileged.

         "Restricted computer software" as used in this term, means computer software developed at private expense and that is a trade secret; is commercial or financial and confidential or privileged; or is published copyrighted computer software; including modifications of such computer software.

         "SBIR/STTR data" as used in this term, means data first produced by a grantee that is a small business firm in performance of a small business innovation research grant issued under the authority of 15 U.S.C. 631 (Pub. L. 102-564, Small Business Research and Development Enhancement Act of 1992), which data are not generally known, and which data without obligation to its confidentiality have not been made available to others by the grantee or are not already available to the Government.

         "SBIR/STTR rights" as used in this term, means the rights in SBIR/STTR data set forth in the SBIR/STTR Rights Notice of paragraph d. of this term.

         "Technical data" as used in this term, means that data which are of a scientific or technical nature.

         "Unlimited rights" as used in this term, means the right of the Government to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, in any manner and for any purpose whatsoever, and to have or permit others to do so.

         b. Allocation of Rights.
            ---------------------

            (1) Except as provided in paragraph c. of this term regarding copyright, the Government shall have unlimited rights in -

                (a) Data specifically identified in this grant as data to be delivered without restriction;

                (b) Form, fit, and function data delivered under this grant;

                (c) Data delivered under this grant (except for restricted computer software) that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this grant; and

                (d) All other data delivered under this grant unless provided otherwise for SBIR/STTR data in accordance with paragraph d. of this term or for limited rights data or restricted computer software in accordance with paragraph
g. of this term.

                (2) The grantee shall have the right to -

                    (a) Protect SBIR/STTR rights in SBIR/STTR data delivered under this grant in the manner and to the extent provided in paragraph d. of this term.

                    (b) Withhold from delivery those data which are limited rights data or restricted computer software to the extent provided in paragraph
g. of this term.

                    (c) Substantiate use of, add, or correct SBIRSTTR rights of copyright notices and to take other appropriate actions, in accordance with paragraph e. of this term; and

                    (d) Establish claim to copyright subsisting in data first produced in the performance of this grant to the extent provided in subparagraph
c. (1) of this term.

         C. Copyrights.
            -----------

            (1) DATA FIRST PRODUCED IN THE PERFORMANCE OF THIS GRANT. Except as otherwise specifically provided in this grant, the grantee may establish claim to copyright subsisting in any data first produced in the performance of this grant. If claim to copyright is made, the grantee shall affix the applicable copyright notice of 17 U.S.C. 401 and 402 and acknowledgment of Government sponsorship (including grant number) to the data when such data are delivered to the Government, as well as when the data are published or deposited for registration as published work in the U.S. Copyright Office. For data other than computer software the grantee grants to the Government, and others acting on its behalf, a paid-up nonexclusive, irrevocable worldwide license to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government for all such data. For computer software, the grantee grants to the Government, and others acting on its behalf, a paid-up nonexclusive, irrevocable worldwide license for all such computer software to reproduce, prepare derivative works, and perform publicly and display publicly, by or on behalf of the Government.

            (2) DATA NOT FIRST PRODUCED IN THE PERFORMANCE OF THIS GRANT. The grantee shall not, without prior written permission of the Contracting Officer, incorporate in data delivered under this grant; and that contain the copyright notice of 17 U.S.C. 401 and 402, unless the grantee identifies such data and grants to the Government, or acquires on its behalf, a license of the same scope as set forth in subparagraph c.(1) of this term.

            (3) REMOVAL OF COPYRIGHT NOTICES. The Government agrees not to remove any copyright notices placed on data pursuant to this paragraph c., and to include such notices on all reproductions of the data.

         d. Rights to SBIR/STTR Data.
            -------------------------

            (1) The grantee is authorized to affix the following SBIR/STTR Rights Notice to SBIR/STTR data delivered under this grant and the Government will thereafter treat the data, subject to the provisions of paragraphs e. and
f. of this term, in accordance with such Notice:

                               SBIR/STTR RIGHTS NOTICE

                These SBIR/STTR data are furnished with SBIR/STTR rights under Grant No. _____________ (and subcontract ________________ if appropriate). For a period of 4 years after acceptance of all items to be delivered under this grant, the Government agrees to use these data for Government purposes only, and they shall not be disclosed outside the Government (including disclosure for procurement purposes) during such period without permission of the grantee, except that, subject to the foregoing use and disclosure prohibitions, such data may be disclosed for use by support contractors. After the aforesaid 4-year period the Government has a royalty-free license to use, and to authorize others to use on its behalf, these data for Government purposes, but is relieved of all disclosure prohibitions and assumes no liability for unauthorized use of these data by third parties. This Notice shall be affixed to any reproductions of these data in whole or in part.

                                 (END OF NOTICE)

            (2) The Government's sole obligation with respect to any SBIR/STTR data shall be as set forth in this paragraph d.

         e. Omitted or Incorrect Markings.
            ------------------------------

            (1) Data delivered to the Government without any notice authorized by paragraph d. of this term, and without a copyright notice, shall be deemed to have been furnished with unlimited rights, and the Government assumes no liability for the disclosure, use, or reproduction of such data. However, to the extent the data have not been disclosed without restriction outside the Government, the grantee may request within six months (or a longer time approved by the Contracting Officer for good cause shown) after delivery of such data, permission to have notices placed on qualifying data at the grantee's expense, and the Contracting Officer may agree to do so if the grantee -

                (a) Identifies the data to which the omitted notice is to be applied;

                (b) Demonstrates that the omission of the notice was inadvertent;

                (c) establishes that the use of the proposed notice is authorized; and

                (d) Acknowledges that the Government has no liability with respect to the disclosure or use of any such data made prior to the addition of the notice or resulting from the omission of the notice.

            (2) The Contracting Officer may also (a) permit correction, at the grantee's expense, of incorrect notices if the grantee identifies the data on which correction of the notice is to be made and demonstrates that the correct notice is authorized, or (b) correct any incorrect notices.

         f. Protection of Limited Rights Data. When data other than that listed in subdivisions b.(1)(a), (b), and (c) of this term are specified to be delivered under this grant and such data qualify as either limited rights data or restricted computer software, the grantee, if the grantee desires to continue protection of such data, shall withhold such data and not furnish them to the Government under this grant. As a condition to this withholding the grantee shall identify the data being withheld and furnish form, fit, and function data in lieu thereof.

         g. Contracts and Subgrants under the Grant. The grantee has the responsibility to obtain from its contractors and subgrantees all data and rights therein necessary to fulfill the grantee's obligations to the Government under this grant. If a contractor or subgrantee refuses to accept terms affording the Government such rights, the grantee shall promptly bring such refusal to the attention of the Contracting Officer and not proceed with contract or subgrant award without further authorization.

         h. Relationship to Patents. Nothing contained in this term shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government.

34.      RIGHTS TO APPLICATION DATA.

         Except for data contained on pages N/A , it is agreed that as a condition of award of this grant, and notwithstanding the conditions of any notice appearing thereon, the Government shall have unlimited rights (as defined in the "Rights in Data - SBIR/STTR Program" term contained in this grant) in and to the technical data contained in the application dated ________________, upon which this grant is based.

35.      OTHER RESEARCH SUPPORT.

         a. The recipient represents that it has disclosed to the Contracting Officer any applications made or contemplated at the time of award of this grant to be made by it to any public or private entity for performance of the same or similar work.

         b. The recipient agrees to inform the Contracting Officer of any application submitted to any public or private entity for the same or essentially the same project throughout the period of performance of this award.

         c. The recipient further agrees that it has not accepted and will not be a party to any contractual arrangement for the duration of this project for the same or essentially the same work as contemplated by this award.

         d. Failure of the recipient to adhere to paragraphs a., b., and c. above shall constitute a basis for a determination of noncompliance under 10 CFR 600.24.

36.       NOTIFICATION OF DELAY.

         If the recipient will not complete the project or complete the project within the established time frame, the Contracting Officer should be notified as soon as that circumstance becomes apparent.

37.      FEE.

         SBIR/STTR recipients may be paid a fee or profit.


GENERAL TERMS AND CONDITIONS APPLICABLE TO PHASE I ONLY

1.       FIXED OBLIGATION.

         a. Awards will be made on a "fixed obligation" basis in accordance with 10 CFR 600.181(b).

         b. The Contracting Officer may approve lump-sum payments in circumstances deemed appropriate by DOE. If a lump-sum payment is made, such payment is subject to the condition that the recipient will return to the DOE amounts remaining unexpended at the end of the project if those amounts exceed $500 in accordance with 10 CFR 600.181(b)5.

2.       PREAWARD COSTS.

         Preaward expenditure approval as stated in the term entitled, "Preaward Costs" of these General Terms and Conditions, is not required for Phase I awards.

GENERAL TERMS AND CONDITIONS APPLICABLE TO PHASE II ONLY

1.       REPORTING NON-FEDERAL SUPPORT.

         The recipient agrees to provide the SBIR Program Manager an annual report during Phase II and for five years after completion of this project detailing the sources and amounts of non-Federal funding used to continue support or commercialization of the research funded under this award.